Exhibit 99.03


          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     On September 22, 2004, Patient Infosystems, Inc. (the "Company") acquired all the outstanding equity of CBCA Care Management, Inc. ("CM") for a total purchase price of $7,235,000 which included (1) $7,100,000 in cash and (2) estimated direct expenses of $135,000. The Company recorded the CBCA Care Management, Inc. acquisition using the purchase method of accounting.

     Information related to the CBCA Care Management acquisition is as follows:

     Purchase price:                           $           7,235,000
                                              ========================
     Purchase allocation:
     Property and equipment                                  181,852
     Identifiable intangible assets                          250,000
     Current liabilities                                    (242,059)
     Current assets                                          228,187
     Goodwill                                              6,817,020
                                              ------------------------
                                               $           7,235,000
                                              ========================

     On December 31, 2003, the Company acquired substantially all the assets and liabilities of American Caresource Corporation ("ACS") for a total purchase price of $5,754,866. The Company recorded the American Caresource Corporation acquisition using the purchase method of accounting. The operations of ACS are consolidated with the Company since the date of the acquisition.

     The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2003 give effect to the acquisitions as if they had occurred on January 1, 2003. The unaudited pro forma combined statement of operations for the year ended December 31, 2003 combines the historical statements of operations of the Company, ACS and CM for the year ended December 31, 2003. The unaudited pro forma combined pro- forma statement of operations for the six month period ended June 30, 2004 combines the historical statements of operations of the Company and CM giving effect to the acquisition as though it had occurred on January 1, 2004.

     The unaudited pro forma combined condensed financial statements do not include the realization of cost savings from operating efficiencies, synergies or other restructurings that may result from the acquisitions, except those that are attributable directly to the transactions.

     The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisitions had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8K/A. The unaudited pro forma information should be read in conjunction with the accompanying notes thereto, the Company's historical financial statements, and historical financial statements of CM and related notes included elsewhere.

     In accordance with Statement of Financial Accounting Standards No. 141 "Business Combinations," a portion of the purchase consideration has been attributed to the intangible assets of CM and will be amortized over the life of those assets, estimated at five years for the purposes of the pro forma presentation. The actual value of these intangible assets may change significantly based upon the final determination of valuation. Any change in the valuation will be offset by a change in goodwill.

                     SUMMARY PRO FORMA FINANCIAL STATEMENTS


              Pro Forma Combined Condensed Statement of Operations
                               For the Year Ended
                                December 31, 2003

                                                                                    Pro forma
                                       Patient                  Pro forma    Patient      CBCA Care   Pro forma
                                     Infosystems       ACS     adjustments Infosystems   Management  adjustments Pro Forma
                                                                             and ACS
REVENUES                             $  5,687,293  $  9,164,389            $ 14,851,682   $6,837,974            $ 21,689,656
                                     ------------- ------------            ------------- -----------            -------------
COSTS AND EXPENSES:
  Cost of revenue                       4,162,759    10,196,728   92,400  a  14,451,887    4,719,665   50,000  b  19,221,552
  Selling, general and administrative   2,019,759     2,279,094               4,298,853    1,118,513               5,417,366
  Research and development                131,782             -                 131,782            -                 131,782
                                     ------------- ------------            ------------- -----------            -------------
Total costs and expenses                6,314,300    12,475,822              18,882,522    5,838,178              24,770,700
                                     ------------- ------------            ------------- -----------            -------------
OPERATING (LOSS) INCOME                 (627,007)   (3,311,433)             (4,030,840)      999,796             (3,081,044)

Other expense                         (2,750,954)     (291,359)  431,752  c
                                                                 120,028  d (2,490,533)            -(120,000)  e (2,610,533)
Provision for taxes                             -             -                       -    (398,000)  398,000  f           -
                                     ------------- ------------            ------------- -----------            -------------
NET (LOSS) INCOME                    $(3,377,961)  $(3,602,792)             $(6,521,373)    $601,796            $(5,691,577)
CONVERTIBLE PREFERRED STOCK
DIVIDENDS                             (7,671,557)              (593,833)  g (8,265,390)            -             (8,265,390)
                                     ------------- ------------            ------------- -----------            -------------
NET (LOSS) INCOME ATTRIBUTABLE TO
 COMMON STOCKHOLDERS                 $(11,049,518) $(3,602,792)            $(14,786,763)    $601,796            $(13,956,967)
                                     ============= ============            ============= ===========            =============
NET LOSS PER SHARE - BASIC
 AND DILUTED                             $(11.96)    $ (126.41)                 $(2.98)   $ 3,008.98                 $(1.45)
                                     ------------- ------------            ------------- -----------            -------------
WEIGHTED AVERAGE COMMON
 SHARES OUTSTANDING                       924,109        28,500           h   4,960,354          200           i   9,638,067
                                     ------------- ------------            ------------- -----------            -------------

              Pro Forma Combined Condensed Statement of Operations
                         For the Six Month Period Ended
                                  June 30, 2004

                                           Patient       CBCA Care       Pro forma
                                         Infosystems   Management       adjustments     Pro Forma

REVENUES                                 $  7,093,859     $ 3,833,463   (62,667)  j    $ 10,864,655
                                        -------------- ---------------                --------------
COSTS AND EXPENSES:
 Cost of revenue                            5,776,638       2,504,297     25,000  b
                                                                        (62,667)  j       8,243,268
 Selling, general and administrative        2,343,464         631,811                     2,975,275
 Research and development                      58,234               -                        58,234
                                        -------------- ---------------                --------------
 Total costs and expenses                   8,178,336       3,136,108                    11,276,777
                                        -------------- ---------------                --------------
OPERATING (LOSS) INCOME                   (1,084,477)         697,355                     (412,122)

Other expense                               (397,896)               -   (60,000)  e       (457,896)
Provision for taxes                                 -       (279,000)    279,000  f               -
                                        -------------- ---------------                --------------


NET (LOSS) INCOME                        $(1,482,373)       $ 418,355                  $  (870,018)

 CONVERTIBLE PREFERRED STOCK DIVIDENDS      (493,116)               -                     (493,116)
                                        -------------- ---------------                --------------
NET (LOSS) INCOME ATTRIBUTABLE TO
 COMMON STOCKHOLDERS                     $(1,975,489)       $ 418,355                  $(1,363,134)
                                        ============== ===============                ==============
NET (LOSS) INCOME PER SHARE - BASIC
 AND DILUTED                                 $ (0.33)      $ 2,091.78                      $ (0.14)
                                        -------------- ---------------                --------------
WEIGHTED AVERAGE COMMON
 SHARES OUTSTANDING                         5,972,007             200             j       9,638,067
                                        -------------- ---------------                --------------

                                  Notes to the
              Pro Forma Combined Condensed Statement of Operations
                    For the Year Ended December 31, 2003 and
             As of and For the Six Month Period Ended June 30, 2004
NOTES

a Pro forma amortization of identifiable intangible assets that results from the acquisition based upon an estimated life of the ACS intangible assets of five years.

b Pro forma amortization of identifiable intangible assets that results from the acquisition based upon an estimated life of the CM intangible assets of five years.

c Interest on $4,482,500 of debt at 9.5% that would have been converted into Patient Infosystems Common Stock and no longer have interest expense associated with it.

d $2,419,064 of notes payable to certain investors of ACS and all interest due on such notes were not acquired. Accordingly, $120,028 of interest realized from this debt for the year ended December 31, 2003 is being eliminated.

e Interest on $4,000,000 of debt securities issued by the Company to purchase CM. For pro forma presentation, the interest of this debt was assumed to be 3% which is the average rate paid on other funds borrowed through the same credit facility during 2003 and the six months ended June 30, 2004.

f As of December 31, 2003, the Company had $13,526,000 of gross deferred income tax assets. For purposes of pro forma presentation, it is assumed that the Company would have offset the CM income using a portion of the Company's deferred income tax assets.

g An additional dividend of $593,833 would have been declared if the ACS acquisition had been completed on January 1, 2003. During 2003, the Company was obligated to declare and accrue a dividend of $153,257 to the holders of its Series D Convertible Preferred Stock. If the ACS acquisition had been completed on January 1, 2003, all shares of Series D Convertible Preferred Stock would have been issued on or before January 1, 2003 and the Company would have been obligated to declare and accrue a dividend of $747,090.

h The Company issued shares of its common stock to complete the ACS acquisition. For pro forma presentation purposes, is has been assumed that all shares of common stock that were outstanding as of December 31, 2003 after completing the acquisition of ACS would have been issued on or before January 1, 2003.

i The Company issued shares of its common stock to complete the CM acquisition. For pro forma presentation purposes, is has been assumed that all shares of common stock that were outstanding as of September 22, 2004 after completing the acquisition of CM would have been issued on or before January 1, 2003.

j During the six month period ended June 30, 2004, CM reported $62,667 of revenue from the Company pursuant to a subcontracting relationship.

k The Company issued shares of its common stock to complete the CM acquisition. For pro forma presentation purposes, is has been assumed that all shares of common stock that were outstanding as of September 22, 2004 after completing the acquisition of CM would have been issued on or before January 1, 2004.